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Exhibit 10.36

AFFIRMATION OF GUARANTY

        This AFFIRMATION OF GUARANTY is made as of February 28, 2008 ("Affirmation"), by and among SAFEGUARD DELAWARE, INC. ("SDI"), SAFEGUARD SCIENTIFICS (DELAWARE), INC. ("SSI"; collectively with SDI, "Guarantors", each, a "Guarantor") and COMERICA BANK ("Bank").

RECITALS

        Bank and CLARIENT, INC. ("Borrower") are parties to that certain Loan Agreement dated as of February 13, 2003, as amended, including without limitation by that certain First Amendment to Loan Agreement dated as of October 21, 2003, that certain Second Amendment to Loan Agreement dated as of January 22, 2004, that certain Third Amendment to Loan Agreement dated as of January 31, 2005, that certain Fourth Amendment to Loan Agreement dated as of March 11, 2005, that certain Consent and Waiver dated as of July 13, 2005, that certain Waiver and Fifth Amendment to Loan Agreement dated as of August 1, 2005, that certain letter agreement dated as of January 26, 2006, that certain Sixth Amendment to Loan Agreement dated as of February 28, 2006, and that certain Seventh Amendment to Loan Agreement dated as of January 17, 2007, that certain Waiver and Eighth Amendment to Loan Agreement dated as of February 28, 2007, that certain Ninth Amendment to Loan Agreement dated as of March 15, 2007, and that certain Tenth Amendment and Waiver to Loan Agreement dated as of November 1. 2007 (collectively, the "Original Agreement"). Guarantors executed for the benefit of Bank a Third Amended and Restated Unconditional Guaranty dated as of January 17, 2007, guarantying amounts owing by Borrower to Bank, as affirmed by that certain Amendment and Affirmation of Guaranty dated as of February 28, 2007, as affirmed by that Affirmation dated as of March 15, 2007, and as affirmed by that certain Affirmation of Guaranty dated as of November 1, 2007 (collectively, the "Guaranty"). Borrower and Bank propose to enter into an Amended and Restated Loan Agreement of even date herewith (the "Agreement"), which amends the Original Agreement by, among other things, extending the maturity date. Bank has agreed to enter into the Agreement provided, among other things, that each Guarantor consents to the Agreement and agrees that the Guaranty will remain effective. Capitalized terms used and not otherwise defined herein shall have the meanings given in the Agreement.

AGREEMENT

        NOW, THEREFORE, each Guarantor agrees as follows:

        1.    Each Guarantor consents to the execution, delivery and performance by Borrower of the Amended and Restated Loan Agreement and the documents and instruments executed in connection therewith. The Guaranty is and shall remain in full force and effect with respect to Borrower's Obligations (as defined in the Agreement). Each Guarantor confirms that, as of the date hereof, such Guarantor has no defenses against its obligations under the Guaranty.

        2.    The Guaranty, as amended hereby, shall be and shall remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. All references to "Agreement" in the Guaranty shall refer to the Agreement, as amended. Except as expressly set forth herein, the execution, delivery, and performance of this Affirmation shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Guaranty, as in effect prior to the date hereof. Each Guarantor ratifies and reaffirms the continuing effectiveness of all instruments, documents and agreements entered into in connection with the Guaranty.

        3.    Each Guarantor represents and warrants that the representations and warranties contained in the Guaranty are true and correct in all material respects as of the date of this Affirmation other than (i) to the extent such representations and warranties expressly relate to an earlier date, which representations and warranties are true and correct as of such date; and (ii) for those changes to the representations and warranties resulting from events, occurrences or circumstances permitted under the applicable Loan Documents, as amended. This Affirmation may be signed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one instrument.

        IN WITNESS WHEREOF, the undersigned have executed this Affirmation of Guaranty as of the first date above written.

SAFEGUARD DELAWARE, INC.
By:	/s/ STEVE GRENFELL
Title:	Vice President
SAFEGUARD SCIENTIFICS (DELAWARE), INC.
By:	/s/ STEVE GRENFELL
Title:	Vice President
COMERICA BANK
By:	/s/ PETER BENDORIS
Title:	Vice President

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  Exhibit 10.36
AFFIRMATION OF GUARANTY